DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Incorporation

(PURSUANT TO NRS 78)

Filed in the office of	
Dean Heller Secretary of State State of Nevada	Document Number **20060501559-03** Filing Date and Time **08/04/2006 1:00 PM** Entity Number **E0580752006-0**

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	Tone In Twenty
2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	John Dean Harper Name 201 Las Vegas Blvd. South, Suite 200 — Las Vegas — Nevada 89101 Street Address — City — Zip Code Optional Mailing Address — City — State Zip Code
3. Shares: (number of shares corporation authorized to issue)	Number of shares with par value: 75,000,000 Par value: $ .001 Number of shares without par value:
4. Names & Addresses, of Board of Directors/Trustees: (attach additional page if more than 3 directors/trustees)	1. John Dean Harper Name 201 Las Vegas Blvd. South, Suite 200 — Las Vegas — NV 89101 Street Address — City — State Zip Code 2. Name Street Address — City — State Zip Code 3. Name Street Address — City — State Zip Code
5. Purpose: (optional-see instructions)	The purpose of this Corporation shall be:
6. Names, Address and Signature of Incorporator. (attach additional page if more than 1 incorporator)	John Dean Harper Name — Signature 201 Las Vegas Blvd. South, Suite 200 — Las Vegas — NV 89101 Address — City — State Zip Code
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation. Authorized Signature of R. A. or On Behalf of R. A. Company — August 4, 2006 Date

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number 20070128676-29
Ross Miller Secretary of State State of Nevada	Filing Date and Time 02/23/2007 3:44 PM
	Entity Number E0580752006-0

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Tone in Twenty (Entity Number E0580752006-0)

2. The articles have been amended as follows (provide article numbers, if available):

The Articles of Incorporation are hereby amended by deleting the existing ARTICLE III and replacing it in its entirety with the following amendment:

ARTICLE III: Authorized Shares

Five Million (5,000,000) authorized Preferred Shares with a par value of $0.001 per share.

One Hundred Ninety-Five Million (195,000,000) authorized Common Shares with a par value of $0.001 per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 100% in favor

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature **(Required)**: X

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

150101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20100100655-60
	Filing Date and Time 02/17/2010 2:01 PM
	Entity Number E0580752006-0

Certificate of Designation
(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

Tone in Twenty

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

The shares of the series of preferred stock created and authorized by Resolution shall be designated "Series A Convertible Preferred Stock" (the "Series A Preferred Stock"). The total number of authorized shares constituting the Series A Preferred Stock shall be 833,333. The number of shares constituting this series of preferred stock of the Corporation may be increased or decreased at any time, from time to time, in accordance with applicable law up to the maximum number or shares of preferred stock of the Corporation; provided, however, that no decrease shall reduce the number of shares of this series to a number less than that of the then-outstanding shares of Series A Preferred Stock. The stated par value of the Series A Preferred Stock shall be $0.001 per share. Shares of the Series A Preferred Stock shall be dated the date of issue. (Continued on attachment)

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X [signature], Secretary

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF DESIGNATION
OF
SERIES A CONVERTIBLE PREFERRED STOCK
OF
TONE IN TWENTY

Pursuant to Section 78.1955 of the Nevada Revised Statutes

The undersigned does hereby certify that pursuant to the authority conferred upon the Board of Directors of TONE IN TWENTY, a Nevada corporation (the "Corporation"), by its Articles of Incorporation, as amended, and Section 78.315 of the Nevada Revised Statutes, the Board of Directors, by unanimous written consent, duly approved and adopted the following resolution (referred to herein as the "Resolution"):

RESOLVED, that pursuant to the authority conferred on the Board of Directors of the Corporation ("Board of Directors") by the Articles of Incorporation of the Corporation (the "Articles"), and in recognition of the fact that the Certificate of Amendment filed on February 23, 2007 designated the Series A Convertible Preferred Stock, the Board of Directors hereby confirms, clarifies and further defines and, authorizes the issuance of a series of preferred stock, par value $0.001 per share, of the Corporation, consisting of up to 833,333 shares (after adjusting for the 1 for 6 reverse split which was effected on September 1, 2009, and hereby fixes the voting powers, designations, preferences, and relative, optional and other special rights, and qualifications, limitations, and restrictions thereof, of the shares of such series, in addition to those set forth in the Articles, as follows:

SECTION 1. DESIGNATION OF SERIES A CONVERTIBLE PREFERRED STOCK. The shares of the series of preferred stock created and authorized by this Resolution shall be designated "Series A Convertible Preferred Stock" (the "Series A Preferred Stock"). The total number of authorized shares constituting the Series A Preferred Stock shall be 833,333. The number of shares constituting this series of preferred stock of the Corporation may be increased or decreased at any time, from time to time, in accordance with applicable law up to the maximum number of shares of preferred stock authorized under the Articles, less all shares at the time authorized of any other series of preferred stock of the Corporation; provided, however, that no decrease shall reduce the number of shares of this series to a number less than that of the then-outstanding shares of Series A Preferred Stock. The stated par value of the Series A Preferred Stock shall be $0.001 per share. Shares of the Series A Preferred Stock shall be dated the date of issue.

SECTION 2. DIVIDEND RIGHTS. The holders of shares of Series A Preferred Stock shall not be entitled to receive any dividends

SECTION 3. LIQUIDATION RIGHTS. The holders of shares of Series A Preferred Stock shall not have any liquidation rights.

SECTION 4. VOTING RIGHTS. The holders of Series A Preferred Stock shall not be entitled to (a) any voting rights with respect to the Series A Preferred Stock or (b) notice of any meeting of the shareholders of the Corporation, except in each case to the extent specifically required by Nevada law. .

SECTION 5. CONVERSION RIGHTS.

5.1 Conversion of Series A Preferred Stock Into Common Stock. At any time and from time to time after the issuance of the Series A Preferred Stock, any holder thereof may convert any or all of the shares of Series A Preferred Stock held by such holder at the ratio of two hundred (200) shares of Common Stock for every one (1) share of Series A Preferred Stock converted (the "Conversion Rate"), provided, however, the Company shall not effect any conversion of the Series A Preferred Stock or any other preferred stock or warrant held by a holder of Series A Preferred Stock (a "Holder"), and no such Holder shall have the right to convert any Series A Preferred Stock or any other preferred stock or warrant held by such Holder, to the extent that after giving effect to such conversion, the beneficial owner of such shares (together with such beneficial owner's affiliates) would beneficially own in excess of 4.9% of the shares of the Common Stock outstanding immediately after giving effect to such conversion or exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by a beneficial owner of Series A Preferred Stock held by such beneficial owner and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock, any other preferred stock and warrant held by such Holder with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) conversion of the remaining, nonconverted Series A Preferred Stock beneficially owned by such beneficial owner and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such beneficial owner and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Section 5.1, in determining the number of outstanding shares of Common Stock a Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q, Form 10-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of any Holder, the Company shall within two business days confirm orally and in writing to any such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Series A Preferred Stock, any other preferred stock and warrant held by a Holder, by such Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

5.2 Conversion Procedure.

(a) Notice and Surrender of Certificates. Any holder of shares of Series A Preferred Stock desiring to convert any portion thereof into shares of Common Stock shall give written notice that such holder elects to convert a stated number of Series A Preferred Stock into Common Stock (the "Conversion Notice") and shall surrender each certificate representing the Series A Preferred Stock to be converted, duly executed in favor of the Corporation or in blank accompanied by proper instruments of transfer, at the principal business office of the Corporation (or at such other place as may be designated by Corporation). The Conversion Notice shall set forth the name or names (with the address or addresses) in which the certificate or certificates for shares of the Common Stock shall be issued.

(b) Effective Time of Conversion. To the extent permitted by law, the conversion of the Series A Preferred Stock pursuant to this Section 5.2 into Common Stock shall be deemed to have been effected immediately prior to the close of business on the date on which all the conditions in Section 5.2(a) of this Resolution have been satisfied, and at such time the rights of the holder of such shares of Series A Preferred Stock so converted shall cease, and the person or persons in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the share of Common Stock represented thereby. The date on which the conversion of the Series A Preferred Stock pursuant to this Section 5.2 into Common Stock shall be deemed to have been effected is hereinafter referred to as the "Effective Conversion Date". Except as otherwise provided herein, no payment or adjustment shall be made in respect of the Common Stock delivered upon conversion of the Series A Preferred Stock.

(c) Issuance of Common Stock Certificates. As soon as practicable after the Effective Conversion Date, the Corporation shall issue and deliver, or cause to be issued and delivered, to the converting holder a certificate or certificates for the number of whole shares of Common Stock issuable by reason of the conversion of such shares of Series A Preferred Stock, registered in such name or names and such denominations as the converting holder has specified, subject to compliance with applicable laws to the extent such designation shall involve a transfer. In case the number of shares of Series A Preferred Stock represented by the certificate or certificates surrendered for conversion pursuant to this Section 5.2 exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder thereof a new certificate for the number of shares of Series A Preferred Stock represented by the certificate or certificates surrendered that are not to be converted.

5.3 Adjustments to Conversion Rate.

(a) Subdivision or Combination of Common Stock. If the Corporation at any time: (i) pays a dividend or makes a distribution on its Common Stock in shares of Common Stock, (ii) subdivides (by stock split, recapitalization, or otherwise) its outstanding Common Stock into a greater number of shares, or (iii) combines (by reverse stock split or otherwise) its outstanding Common Stock into a smaller number of shares, then the Conversion Rate in effect

at the time of the record date for such dividend or distribution, or the effective date of such subdivision or combination, shall be proportionately adjusted immediately thereafter so that the holder of any shares of the Series A Preferred Stock surrendered for conversion after such event will receive the kind and amount of shares that such holder would have received if the Series A Preferred Stock had been converted immediately prior to the happening of the event. Such adjustment shall be made successively whenever any of the events referred to in this Section 5.3(a) occur.

5.4 Reservation of Shares of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized and unissued shares of Common Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of the Series A Preferred Stock from time to time outstanding, but shares of Common Stock held in the treasury of the Corporation may, at the discretion of the Corporation, be delivered upon any conversion of the Series A Preferred Stock.

RESOLVED FURTHER, that the President and the Secretary of the Corporation hereby are authorized and directed to prepare, execute, verify, file and record a certificate of designation of preferences in accordance with the foregoing resolutions and the provisions of the Nevada Revised Statutes.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by its President and attested by its Secretary this 16th day of February, 2010.

TONE IN TWENTY

By: /s/ John Dean Harper
John Dean Harper, President

Attested to by:

/s/ John Dean Harper, Secretary

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20100116778-73
Ross Miller Secretary of State State of Nevada	Filing Date and Time 02/23/2010 4:00 PM
	Entity Number E0580752006-0

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

TONE IN TWENTY

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1 is amended to change the name of the company to:

MusclePharm Corporation

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 366,667 shares = 83.8%

4. Effective date of filing: (optional) 3/1/10

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number
[signature]	20110352700-71
Ross Miller	Filing Date and Time
Secretary of State	05/11/2011 11:25 AM
State of Nevada	Entity Number
	E0580752006-0

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

MusclePharm Corporation

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE III: Authorized Shares

The total authorized capital stock of the corporation shall be as follows:

Five Hundred Million (500,000,000) authorized shares of Common Stock with a par value of $0.001, all of which shall be entitled to voting power of one vote per share.

Fifteen Million (15,000,000) authorized shares of Preferred Stock, par value $0.001, consisting of 10,000,000 shares of blank check preferred stock and 5,000,000 Series A Preferred Stock

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Majority

4. Effective date of filing: (optional) 5/11/11
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number
[signature]	20110596742-37
Ross Miller	Filing Date and Time
Secretary of State	08/12/2011 4:15 PM
State of Nevada	Entity Number
	E0580752006-0

Certificate of Designation
(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

MusclePharm Corporation

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

Authorization of a series of the corporation's previously authorized preferred stock and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions.

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X /S/ Brad J. Pyatt

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF DESIGNATIONS,
PREFERENCES AND RIGHTS OF
SERIES B PREFERRED STOCK,
$0.001 PAR VALUE PER SHARE

MusclePharm Corporation, a corporation organized and existing under the laws of the State of Nevada (the "**Corporation**"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (the "**Board**") on August 15, 2011 in accordance with the provisions of its Certificate of Incorporation (as amended and restated through the date hereof, the "**Certificate of Incorporation**") and Bylaws. The authorized series of the Corporation's previously-authorized preferred stock shall have the following preferences, privileges, powers and restrictions thereof, as follows:

RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation and by-laws of the Corporation, each as amended or amended and restated through the date hereof, the Board hereby authorizes a series of the Corporation's previously authorized preferred stock (the "**Preferred Stock**"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

I. NAME OF THE CORPORATION

MusclePharm Corporation

II. DESIGNATION AND AMOUNT; DIVIDENDS

A. Designation. The designation of said series of preferred stock shall be Series B Preferred Stock, $0.001 par value per share (the "**Series B Preferred Stock**").

B. Number of Shares. The number of shares of Series B Preferred Stock authorized shall be fifty-one (51) shares. Each share of Series B Preferred Stock shall have a stated value equal to $0.001 (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the "**Series B Stated Value**").

C. Dividends: Initially, there will be no dividends due or payable on the Series B Preferred Stock. Any future terms with respect to dividends shall be determined by the Board consistent with the Corporation's Certificate of Incorporation. Any and all such future terms concerning dividends shall be reflected in an amendment to this Certificate, which the Board shall promptly file or cause to be filed.

III. LIQUIDATION AND REDEMPTION RIGHTS.

Upon the occurrence of a Liquidation Event (as defined below), the holders of Series B Preferred Stock are entitled to receive net assets on a pro rata basis. Each holder of Series B Preferred Stock is entitled to receive ratably any dividends declared by the Board, if any, out of funds legally available for the payment of dividends. As used herein, "**Liquidation Event**" means (i) the liquidation, dissolution or winding-up, whether voluntary or involuntary, of the Corporation,

(ii) the purchase or redemption by the Corporation of shares of any class of stock or the merger or consolidation of the Corporation with or into any other corporation or corporations, unless (a) the holders of the Series B Preferred Stock receive securities of the surviving corporation having substantially similar rights as the Series B Preferred Stock and the stockholders of the Corporation immediately prior to such transaction are holders of at least a majority of the voting securities of the successor corporation immediately thereafter (the "**Permitted Merger**"), unless the holders of the shares of Series B Preferred Stock elect otherwise or (b) the sale, license or lease of all or substantially all, or any material part of, the Corporation's assets, unless the holders of Series B Preferred Stock elect otherwise.

IV. CONVERSION. No conversion of the Class B Preferred Stock is permitted.

V. RANK

All shares of the Series B Preferred Stock shall rank (i) senior to the Corporation's Common Stock and any other class or series of capital stock of the Corporation hereafter created, (ii) *pari passu* with any class or series of capital stock of the Corporation hereafter created and specifically ranking, by its terms, on par with the Series B Preferred Stock and (iii) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, senior to the Series B Preferred Stock, in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

VI. VOTING RIGHTS

Each one (1) share of the Series B Preferred Stock shall have voting rights equal to (x) 0.019607 *multiplied by* the total issued and outstanding Common Stock eligible to vote at the time of the respective vote (the "Numerator"), *divided by* (y) 0.49, *minus* (z) the Numerator. For the avoidance of doubt, if the total issued and outstanding Common Stock eligible to vote at the time of the respective vote is 5,000,000, the voting rights of one share of the Series B Preferred Stock shall be equal to 102,036 (e.g. ((0.019607 x 5,000,000) / 0.49) – (0.019607 x 5,000,000) = 102,036).

With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series B Preferred Stock shall vote together with the holders of Common Stock without regard to class, except as to those matters on which separate class voting is required by applicable law or the Corporation's Certificate of Incorporation or by-laws.

VII. PROTECTION PROVISIONS

So long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not, without first obtaining the unanimous written consent of the holders of Series B Preferred Stock, alter or change the rights, preferences or privileges of the Series B Preferred so as to affect adversely the holders of Series B Preferred Stock.

XIII. MISCELLANEOUS

A. Status of Redeemed Stock. In case any shares of Series B Preferred Stock shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, repurchased, or reacquired shall resume the status of authorized but unissued shares of preferred stock, and shall no longer be designated as Series B Preferred Stock.

B. Lost or Stolen Certificates. Upon receipt by the Corporation of (i) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) in the case of loss, theft or destruction, indemnity (with a bond or other security) reasonably satisfactory to the Corporation, or in the case of mutilation, the Preferred Stock Certificate(s) (surrendered for cancellation), the Corporation shall execute and deliver new Preferred Stock Certificates.

C. Waiver. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the holders of Series B Preferred granted hereunder may be waived as to all shares of Series B Preferred Stock (and the holders thereof) upon the unanimous written consent of the holders of the Series B Preferred Stock.

D. Notices: Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party as set forth below, or such other address and telephone and fax number as may be designated in writing hereafter in the same manner as set forth in this Section.

If to the Corporation:

MusclePharm Corporation
4721 Ironton Street, Building A
Denver, CO 90839
Attention: Brad J. Pyatt
Telephone: (303) 396-6100

If to the holders of Series B Preferred, to the address listed in the Corporation's books and records.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has signed this certificate as of the 15th day of August, 2011.

MUSCLEPHARM CORPORATION

By: [signature]

Name: Brad J. Pyatt
Title: Chief Executive Officer

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number **20110762718-65**
Ross Miller Secretary of State State of Nevada	Filing Date and Time **10/25/2011 9:44 AM**
	Entity Number **E0580752006-0**

Certificate of Designation

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

MusclePharm Corporation

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

Authorization of a series of the corporation's previously authorized preferred stock and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions.

3. Effective date of filing: (optional) 10/25/11

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X ______________________

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

MUSCLEPHARM CORPORATION

CERTIFICATE OF DESIGNATION
OF
SERIES C CONVERTIBLE PREFERRED STOCK

The undersigned, Brad J. Pyatt, does hereby certify that:

1. He is the Chairman and Secretary, respectively, of MusclePharm Corporation, a Nevada corporation (the "Company").

2. The Company is authorized to issue ten million (10,000,000) shares of blank check preferred stock, 51 of which have already been issued.

3. The following resolutions were duly adopted by the board of directors of the Company (the "Board of Directors"):

WHEREAS, the articles of incorporation of the Company provides for a class of its authorized stock known as preferred stock, consisting fifteen million (15,000,000) shares, $0.001 par value per share, issuable from time to time in one or more series;

WHEREAS, the Board of Directors is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of up to five hundred (500) shares of the preferred stock which the Company has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

TERMS OF PREFERRED STOCK

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

"Alternate Consideration" shall have the meaning set forth in Section 7(c).

"Bankruptcy Event" means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof, (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within sixty (60) days after commencement, (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within (60) calendar days after such appointment, (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Significant Subsidiary thereof calls a meeting of

its creditors with a view to arranging a composition, adjustment or restructuring of its debts, or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

"Beneficial Ownership Limitation" shall have the meaning set forth in Section 6(d).

"Change of Control Transaction" means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 50% of the voting securities of the Company (other than by means of conversion or exercise of Preferred Stock and the Securities issued together with the Preferred Stock), (b) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the Company or the successor entity of such transaction, (c) the Company sells or transfers all or substantially all of its assets to another Person and the stockholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the acquiring entity immediately after the transaction, or (d) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (c) above.

"Commission" means the United States Securities and Exchange Commission.

"Common Stock" means the Company's common stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

"Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

"Conversion Amount" means the sum of the Stated Value at issue.

"Conversion Date" shall have the meaning set forth in Section 6(a).

"Conversion Price" shall have the meaning set forth in Section 6(b).

"Conversion Shares" means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

"Equity Conditions" means, during the period in question, (a)(i) there is an effective registration statement pursuant to which the Holders are permitted to utilize the prospectus thereunder to resell all of the shares of Common Stock issuable pursuant to this Certificate of Designation (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future) or (ii) all of the Conversion Shares issuable pursuant to the Transaction Documents (and shares issuable in lieu of cash payments of dividends) may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions or current public information requirements as determined by the counsel to the Company as set forth in a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Holders, (b) the Common Stock is trading on a Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed or quoted for trading on such Trading Market (and the Company believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (c) any and all issuances contemplated by the Transaction Documents are permitted in full without violating the rules or regulations of the Trading Market, (d) there is a sufficient number of authorized, but unissued and otherwise unreserved, shares of Common Stock for the issuance of all of the shares then issuable pursuant to the Transaction Documents, (e) there is no existing Triggering Event and no existing event which, with the passage of time or the giving of

notice, would constitute a Triggering Event, and (f) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Exempt Issuance" means the issuance of (a) shares of Common Stock or options to employees, consultants, officers or directors of the Company pursuant to any stock or option plan or agreement duly adopted by the Board of Directors of the Company, (b) securities upon the exercise or exchange of or conversion of any securities issued pursuant to the Purchase Agreement and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of the Purchase Agreement, (c) securities issued pursuant to acquisitions, license agreements or strategic transactions approved by a majority of the disinterested directors of the Company.

"Fundamental Transaction" shall have the meaning set forth in Section 7(c).

"Holder" means individually a holder and collectively the holders of Preferred Stock.

"Junior Securities" means the Common Stock and all other Common Stock Equivalents of the Company other than those securities which are explicitly senior or pari passu to the Preferred Stock in dividend rights or liquidation preference.

"Liquidation" shall have the meaning set forth in Section 5.

"New York Courts" shall have the meaning set forth in Section 9(d).

"Notice of Conversion" shall have the meaning set forth in Section 6(a).

"Original Issue Date" means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"Preferred Stock" shall have the meaning set forth in Section 2.

"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Securities" means the Preferred Stock and the Underlying Shares.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Share Delivery Date" shall have the meaning set forth in Section 6(c).

"Stated Value" shall have the meaning set forth in Section 2.

"Subscription Amount" shall mean, as to each Holder, the aggregate amount to be paid for the Preferred Stock purchased pursuant to the Purchase Agreement as specified below such Holder's name on the signature page of the Purchase Agreement in United States dollars and in immediately available funds.

"Successor Entity" shall have the meaning set forth in Section 7(c).

"Trading Day" means a day on which the principal Trading Market is open for business.

"Trading Market" means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX Equities, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

"Transaction Documents" means this Certificate of Designation, the Purchase Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated pursuant to the Purchase Agreement.

"Transfer Agent" means Corporate Stock Transfer, the current transfer agent of the Company, with a mailing address of 3200 Cherry Creek Dr. South, Suite 430, Denver, CO 80209 and a facsimile number of (303) 282-5800, and any successor transfer agent of the Company.

"Underlying Shares" means the shares of Common Stock issued and issuable upon conversion of the Preferred Stock and issued and issuable in lieu of the cash payment of interest on the Preferred Stock in accordance with the terms of this Certificate of Designation.

Section 2. Designation, Amount and Par Value. The series of preferred stock shall be designated as the Company's Series C Convertible Preferred Stock (the "Preferred Stock") and the number of shares so designated shall be five hundred (500). Each share of Preferred Stock shall have a par value of $0.001 per share and an initial stated value equal to One Thousand Dollars ($1,000) (the "Stated Value").

Section 3. [Reserved].

Section 4. Voting Rights. (a) Except as otherwise provided herein or as otherwise required by law, Holders of the Preferred Stock will not be entitled to vote with the Company's Common Stockholders.

(b) Protective Provisions. So long as any shares of Preferred Stock are outstanding, the Company shall not and shall cause its subsidiaries not to, without the affirmative vote of each of the holders of the Preferred Stock then outstanding, (i) alter or change adversely the powers, preferences or rights given to the Preferred Stock, (ii) alter or amend this Certificate of Designation, (iii) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation (as defined in Section 5) or otherwise senior to or pari passu with the Preferred Stock, (iv) amend its certificate of incorporation, bylaws or other charter documents so as to affect adversely any rights of any holders of the Preferred Stock, (v) increase the authorized or designated number of shares of Preferred Stock, (vi) issue any additional shares of Preferred Stock (including the reissuance of any shares of Preferred Stock converted for Common Stock) or (vii) enter into any agreement with respect to the foregoing.

Section 5. Liquidation. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a "Liquidation"), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Company, an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due and owing thereon under this Certificate of Designation, for each share of Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Fundamental Transaction or Change of Control Transaction shall not be deemed a Liquidation. The Company shall mail written notice of any such Liquidation, not less than forty five (45) days prior to the payment date stated therein, to each Holder.

Section 6. Conversion.

(a) Conversions at Option of Holder. Each share of Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of

shares of Common Stock (subject to the limitations set forth in Section 6(d)) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Company with the form of conversion notice attached hereto as Annex A (a "Notice of Conversion"). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Company (such date, the "Conversion Date"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Company is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Company unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

(b) Conversion Price. The conversion price for the Preferred Stock shall be the higher of (i) $0.01 and (ii) such price that is a 50% discount to the average of the low 2 closing bid prices for the Company's common stock for the five trading days immediately prior to such day that a Holder delivers a Notice of Conversion to the Company, subject to adjustment herein (the "Conversion Price").

(c) Mechanics of Conversion.

i. Delivery of Certificate Upon Conversion. Not later than three (3) Trading Days after each Conversion Date (the "Share Delivery Date"), the Company shall deliver, or cause to be delivered, to the converting Holder a certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of the Preferred Stock.

ii. Failure to Deliver Certificates. If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the converting Holder by the third (3 rd) Trading Day after the Share Delivery Date ("Due Date"), the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Company shall promptly return to the Holder any original Preferred Stock certificate delivered to the Company and the Holder shall promptly return to the Company the Common Stock certificates issued to such Holder pursuant to the rescinded Conversion Notice.

iii. Buy-In. If, by the relevant Due Date, the Company fails for any reason to deliver the Conversion Certificates and after such Due Date, the converting Holder purchases, in an arm's-length open market transaction or otherwise, shares of Common Stock (the "Covering Shares") in order to make delivery in satisfaction of a sale of Common Stock by the converting Holder (the "Sold Shares"), which delivery such converting Holder anticipated to make using the shares to be issued upon such conversion (a "Buy-In"), the converting Holder shall have the right to require the Company to pay to the converting Holder the Buy-In Adjustment Amount. The Company shall pay the Buy-In Adjustment Amount to the converting Holder in immediately available funds immediately upon demand by the converting Holder. "Buy-In Adjustment Amount" means the amount equal to the excess, if any, of (i) the converting Holder's total purchase price (including brokerage commissions, if any) for the Covering Shares associated with a Buy-In, over (ii) the net proceeds (after brokerage commissions, if any) received by the converting Holder from the sale of the Sold Shares. By way of illustration and not in limitation of the foregoing, if the converting Holder purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In, with respect to shares of Common Stock it sold for net proceeds of $10,000, the Buy-In Adjustment Amount which the Company will be required to pay to the Converting Holder will be $1,000.

iv. Obligation Absolute; Partial Liquidated Damages. The Company's obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same,

or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action that the Company may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Preferred Stock, the Company may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of such Holder shall have been sought and obtained, and the Company posts a surety bond for the benefit of such Holder in the amount of 120% of the Stated Value of Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Company shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion.

v. [RESERVED]

vi. Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock and payment of dividends on the Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock and payment of dividends hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

vii. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

vii. Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(d) Beneficial Ownership Limitation. The Company shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder's Affiliates, and any Persons acting as a group together with such Holder or any of such Holder's Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined herein). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock or the Warrants) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated

thereunder. To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder's determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) a more recent public announcement by the Company or (ii) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder. A Holder, upon not less than sixty one (61) days' prior notice to the Company, may decrease the Beneficial Ownership Limitation provisions of this Section 6(d) applicable to its Preferred Stock and the provisions of this Section 6(d) shall continue to apply. Any such decrease will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

Section 7. Certain Adjustments.

(a) Stock Dividends and Stock Splits. If the Company, at any time while this Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of, or payment of a dividend on, this Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Pro Rata Distributions. If the Company, at any time while this Preferred Stock is outstanding, distributes to all holders of Common Stock (and not to the Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Section 7(b)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness or

rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Company in good faith. In either case the adjustments shall be described in a statement delivered to the Holders describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(c) Fundamental Transaction. If, at any time while this Preferred Stock is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a "Fundamental Transaction"), then, upon any subsequent conversion of this Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of this Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of this Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders' right to convert such preferred stock into Alternate Consideration. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the "Successor Entity") to assume in writing all of the obligations of the Company under this Certificate of Designation and the other Transaction Documents (as defined in the Purchase Agreement) in accordance with the provisions of this Section 7(c) pursuant to written agreements in form and substance reasonably satisfactory to a majority in interest of the Holders and approved by majority in interest of the Holders (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Preferred Stock, deliver to the Holder in exchange for this Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Preferred Stock (without regard to any limitations on the conversion of this Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to a majority in interest of the Holders. Upon the occurrence of any such

Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

(d) Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

(e) Notice to the Holders.

i. Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Company shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Company, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion Amount of this Preferred Stock (or any part hereof) during the twenty (20) day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 8. RESERVED

Section 9. Miscellaneous.

(a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above Attention: Brad J. Pyatt, facsimile number (800) 490-7165, or such other facsimile number or address as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section 9. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service

addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Company, or if no such facsimile number or address appears on the books of the Company, at the principal place of business of such Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

(b) Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay liquidated damages, accrued dividends and accrued interest, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

(c) Lost or Mutilated Preferred Stock Certificate. If a Holder's Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Company.

(d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the city of New York, Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

(e) Waiver. Any waiver by the Company or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Company or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Company or a Holder must be in writing.

(f) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or

circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

(g) Next Trading Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Trading Day, such payment shall be made on the next succeeding Trading Day.

(h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

(i) Status of Converted or Redeemed Preferred Stock. If any shares of Preferred Stock shall be converted, redeemed or reacquired by the Company, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series C Convertible Preferred Stock.

****

RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Company be and they hereby are authorized and directed to prepare and file this Certificate of Designation in accordance with the foregoing resolution and the provisions of Nevada law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 25th day of October, 2011.

Name: Brad J. Pyatt
Title: Chairman

Name: Brad J. Pyatt
Title: Secretary

ANNEX A

NOTICE OF CONVERSION
(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series C Convertible Preferred Stock indicated below into shares of common stock, par value $0.001 per share (the "Common Stock"), of MusclePharm Corporation, a Nevada corporation (the "Company"), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Company in accordance with the Purchase Agreement. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion: ______________________

Number of shares of Preferred Stock owned prior to Conversion: ______________________

Number of shares of Preferred Stock to be Converted: ______________________

Stated Value of shares of Preferred Stock to be Converted: ______________________

Number of shares of Common Stock to be Issued: ______________________

Applicable Conversion Price: ______________________

Number of shares of Preferred Stock subsequent to Conversion: ______________________

Address for Delivery: ______________________

or

DWAC Instructions:__________
Broker no: __________
Account no: __________

HOLDER

By: ______________________
Name: ______________________
Title: ______________________

4824-6970-5996, v. 3

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20110815522-37
Ross Miller Secretary of State State of Nevada	Filing Date and Time 11/17/2011 8:00 AM
	Entity Number E0580752006-0

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

MusclePharm Corporation

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE III: Authorized Shares
The total authorized capital stock of the corporation shall be as follows:

Seven Hundred and Fifty Million (750,000,000) authorized shares of Common Stock with a par value of $0.001, all of which shall be entitled to voting power of one vote per share. Ten Million (10,000,000) authorized shares of Preferred Stock, par value $.001, consisting of 5,000,000 shares of Series A Preferred Stock, 51 shares of Series B Preferred Stock and 500 shares of Series C Convertible Preferred Stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Majority

4. Effective date of filing: (optional) 11/17/11

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number
[signature]	20120034709-48
Ross Miller	Filing Date and Time
Secretary of State	01/18/2012 2:30 PM
State of Nevada	Entity Number
	E0580752006-0

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

MusclePharm Corporation

2. The articles have been amended as follows: (provide article numbers, if available)

Article III: Authorized Shares
The total authorized capital stock of the corporation shall be as follows:

One Billion (1,000,000,000) authorized shares of Common Stock with a par value of $0.001, all of which shall be entitled to voting power of one vote per share. Ten Million (10,000,000) authorized shares of Preferred Stock, par value $.001, consisting of 5,000,000 shares of Series A Preferred Stock, 51 shares of Series B Preferred Stock and 500 shares of Series C Convertible Preferred Stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Majority

4. Effective date of filing: (optional) 1/18/11

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature] 1.18.12

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20120206577-92
	Filing Date and Time 03/26/2012 10:30 AM
	Entity Number E0580752006-0

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

MusclePharm Corporation

2. The articles have been amended as follows: (provide article numbers, if available)

Article III: Authorized Shares
The total authorized capital stock of the corporation shall be as follows:

Two Billion Five Hundred Million (2,500,000,000) authorized shares of Common Stock with a par value of $0.001, all of which shall be entitled to voting power of one vote per share. Ten Million (10,000,000) authorized shares of Preferred Stock, par value $0.001, consisting of 5,000,000 shares of Series A Preferred Stock, 51 shares of Series B Preferred Stock and 500 shares of Series C Convertible Preferred Stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Majority

4. Effective date of filing: (optional) 3/26/12

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20120783800-31
Ross Miller Secretary of State State of Nevada	Filing Date and Time 11/20/2012 12:14 PM
	Entity Number E0580752006-0

Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

MusclePharm Corporation

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

2,500,000,000 shares of Common Stock, par value $0.001 per share, and the shares of Preferred Stock set forth on Attachment "A" attached hereto.

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

3,846,153 shares of Common Stock, par value $0.001 per share, and the shares of Preferred Stock set forth on Attachment "A" attached hereto.

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

One share of the corporation's Common Stock, par value $0.001 per share, for each 850 shares of the corporation's Common Stock, par value $0.001 per share, outstanding prior to the change.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Any fractional share that otherwise would be issued as a result of the change will be rounded up to a whole share.

7. Effective date and time of filing: (optional) Date: 11/26/2012 Time: 8:00 am pacific
(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X [signature] EVP, Chief Operating Officer

Signature of Officer Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Stock Split
Revised: 8-31-11

MUSCLEPHARM CORPORATION

ATTACHMENT "A"
TO
CERTIFICATE OF CHANGE

The Certificate of Change of MusclePharm Corporation (the "Corporation") consists of the certifications set forth on the preceding page and the additional certifications set forth on this Attachment as follows:

3. The current number of authorized shares and the par value, if any, of each class or series of shares before the change (cont'd):

   (a) 5,000,000 shares of Series A Convertible Preferred Stock, par value $0.001 per share, and

   (b) 5,000,000 shares of blank check Preferred Stock, par value $0.001 per share, of which (i) 51 shares have been designated Series B Preferred Stock and (ii) 500 shares have been designated Series C Convertible Preferred Stock.

4. The number of authorized shares and the par value, if any, of each class or series of shares after the change (cont'd):

   (a) 5,000,000 shares of Series A Convertible Preferred Stock, par value $0.001 per share, and

   (b) 5,000,000 shares of blank check Preferred Stock, par value $0.001 per share, of which (i) 51 shares have been designated Series B Preferred Stock and (ii) 500 shares have been designated Series C Convertible Preferred Stock.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
[signature]	20120789965-39
Ross Miller	Filing Date and Time
Secretary of State	11/26/2012 9:18 AM
State of Nevada	Entity Number
	E0580752006-0

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

MusclePharm Corporation

2. The articles have been amended as follows: (provide article numbers, if available)

Article III of the Corporation's Articles of Incorporation is hereby amended and replaced in its entirety as follows:

Article III: Authorized Shares

1. Authorized Common Stock. The corporation is authorized to issue one hundred million (100,000,000) shares of common stock, par value $.001 per share.

(Continued on Attachment "A" attached hereto.)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Majority of the Voting Power

4. Effective date and time of filing: (optional) Date: 11/27/2012 Time: 8:00 am pacific

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer EVP, Chief Operating Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

MUSCLEPHARM CORPORATION

ATTACHMENT "A"
TO
CERTIFICATE OF AMENDMENT

The Certificate of Amendment of MusclePharm Corporation (the "Corporation") consists of the amendment to Article III of the Corporation's Articles of Incorporation set forth on the preceding page and the continuation of the amendment to Article III as set forth on this Attachment as follows:

2. Authorized Preferred Stock. The corporation is authorized to issue ten million (10,000,000) shares of preferred stock, par value, $.001 per share, of which:

(a) five million (5,000,000) shares have been previously designated as "Series A Convertible Preferred Stock" as set forth in the Certificate of Designation filed with the Nevada Secretary of State on February 17, 2010, and the description of the powers, designations, preferences, limitations, restrictions and relative rights of such series as set forth therein are incorporated herein by this reference;

(b) fifty-one (51) shares have been previously designated as "Series B Preferred Stock" as set forth in the Certificate of Designation filed with the Nevada Secretary of State on August 12, 2011, and the description of the powers, designations, preferences, limitations, restrictions and relative rights of such series as set forth therein are incorporated herein by this reference; and

(c) five hundred (500) shares have been previously designated as "Series C Convertible Preferred Stock" as set forth in the Certificate of Designation filed with the Nevada Secretary of State on October 25, 2011, and the description of the powers, designations, preferences, limitations, restrictions and relative rights of such series as set forth therein are incorporated herein by this reference.

The board of directors of the corporation is hereby vested with the authority to prescribe the series and the number of each series of authorized and theretofore undesignated preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each such series.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

090401

Filed in the office of	Document Number 20120856932-78
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/20/2012 3:57 PM
	Entity Number E0580752006-0

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the entity for which correction is being made:

MusclePharm Corporation

2. Description of the original document for which correction is being made:

Certificate of Change

3. Filing date of the original document for which correction is being made: November 20, 2012

4. Description of the inaccuracy or defect:

There is a typographical error in the number of authorized shares of Common Stock stated in Box 4 of the original document.

5. Correction of the inaccuracy or defect:

The contents of Box 4 of the original document are hereby corrected to read in their entirety as follows:

"2,941,177 shares of Common Stock, par value $0.001 per share, and the shares of Preferred Stock set forth on Attachment "A" attached hereto."

6. Signature:

X [signature]
Authorized Signature

EVP, Chief Operating Officer
Title *

12-19-12
Date

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability limited partnership, by a general partner; a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

150101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20130021343-79
	Filing Date and Time: 01/11/2013 4:02 AM
	Entity Number: E0580752006-0

Certificate of Designation
(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

MusclePharm Corporation

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

Series D Convertible Preferred Stock:

The board of directors of Musclepharm Corporation (the "Corporation"), pursuant to the authority granted thereto under the Corporation's Articles of Incorporation, as amended to date, hereby establishes a series of the Corporation's preferred stock, consisting of one million six hundred thousand (1,600,000) shares of preferred stock, par value $0.001 per share, designated as "Series D Convertible Preferred Stock", having the voting powers, designations, preferences, limitations, restrictions and relative rights set forth with particularity in the Certificate of Designation of Series D Convertible Preferred Stock of Musclepharm Corporation, consisting of the seven (7) pages attached hereto, which are incorporated herein by this reference.

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

MUSCLEPHARM CORPORATION

CERTIFICATE OF DESIGNATION
OF
SERIES D CONVERTIBLE PREFERRED STOCK

The undersigned, Brad J. Pyatt, does hereby certify that:

1. He is the Chief Executive Officer and President of MusclePharm Corporation, a Nevada corporation (the "**Company**").

2. The following recitals and resolutions have been duly adopted by the board of directors of the Company (the "**Board of Directors**"):

WHEREAS, pursuant to the Articles of Incorporation of the Company (as amended from time to time, the "**Articles of Incorporation**"), the Company is authorized to issue ten million (10,000,000) shares of Preferred Stock, $0.001 par value per share, issuable from time to time in one or more series, of which: (i) five million (5,000,000) shares have been previously designated as "Series A Convertible Preferred Stock"; (ii) fifty-one (51) shares have been previously designated as "Series B Preferred Stock"; and (iii) five hundred (500) shares have been previously designated as "Series C Convertible Preferred Stock".

WHEREAS, pursuant to the Articles of Incorporation, the Board of Directors is vested with the authority to prescribe the series and the number of each series of authorized and theretofore undesignated preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each such series; and

WHEREAS, it is the desire of the Board of Directors, pursuant to such authority, to prescribe and fix the voting powers, designations, preferences, limitations, restrictions and relative rights of a series of the Company's Preferred Stock as follows:

NOW THEREFORE, BE IT RESOLVED, that, pursuant to the authority vested in the Board of Directors, a series of the Company's Preferred Stock, par value $0.001 per share, is hereby established, the distinctive designation of which shall be "Series D Convertible Preferred Stock" (such series being hereinafter called "**Series D Convertible Preferred Stock**"), and the preferences and relative, participating, optional or other special rights of the Series D Convertible Preferred Stock, and the qualifications, limitations or restrictions thereof (in addition to the relative powers, preferences and rights, and qualifications, limitations or restrictions thereof, set forth in the Articles of Incorporation which are applicable to shares of Preferred Stock of all series) shall be as follows:

1. **Designation.** The series of preferred stock authorized hereunder shall be designated as the "Series D Convertible Preferred Stock." The number of shares constituting such series shall be one million six hundred thousand (1,600,000). The par value of the Series D Convertible Preferred Stock shall be $0.001 par value, which shall be its stated value. All shares of Series D Convertible Preferred Stock shall be identical with each other in all respects.

2. **Rank.** The Series D Convertible Preferred Stock shall rank, with respect to dividend rights and rights on liquidation, dissolution and winding-up of the affairs of the Company, equal to the common stock, $0.001 par value per share, of the Company (the "**Common Stock**") and junior to each other class or series of the Company's capital stock, the terms of which expressly provides that such other class or series ranks senior to the Series D Convertible Preferred Stock as to dividends or upon liquidation, dissolution and winding-up, or as to any other right or preference.

3. **Voting.** Except as otherwise expressly required by law, each holder of Series D Convertible Preferred Stock shall be entitled to vote on any matter submitted to stockholders of the Company and shall be entitled to the number of votes for each share of Series D Convertible Preferred Stock owned at the record date fixed by the Board of Directors for the determination of stockholders entitled to vote on such matter or, if no such record date is so fixed, at the date such vote is taken or any written consent of stockholders is solicited, equal to the number of shares of Common Stock into which such shares of Series D Convertible Preferred Stock are convertible at such time, but not

in excess of the conversion limitations set forth in Section 4 herein. Except as otherwise required by law, the holders of shares of Series D Convertible Preferred Stock shall vote together with the holders of Common Stock on all matters and shall not vote as a separate class. For the avoidance of doubt and solely for the purpose of calculating the voting rights of shares of the Company's Series B Preferred Stock, par value $0.001 per share, the number of shares of Common Stock into which any share of Series D Convertible Preferred Stock is then convertible (subject to the conversion limitations set forth in Section 4 herein) shall be included in the number of total issued and outstanding shares of Common Stock.

4. **Conversion.**

a. *Conversion Right.* Each holder of Series D Convertible Preferred Stock may, from time to time, convert any or all of such holder's shares of Series D Convertible Preferred Stock into fully paid and non-assessable shares of Common Stock in an amount equal to two (2) shares of Common Stock for each one (1) share of Series D Convertible Preferred Stock surrendered for conversion (subject to adjustment as set forth in Section 7(d) herein, the "**Conversion Rate**").

b. *Conversion Procedure.* In order to exercise the conversion privilege under this Section 4, the holder of any shares of Series D Convertible Preferred Stock to be converted shall give written notice to the Company at its principal office that such holder elects to convert such shares of Series D Convertible Preferred Stock or a specified portion thereof into shares of Common Stock as set forth in such notice (the "**Conversion Notice**", and such date of delivery of the Conversion Notice to the Company, the "**Conversion Notice Delivery Date**"). Within three (3) Trading Days following the Conversion Notice Delivery Date, the Company shall issue and deliver a certificate or certificates representing the number of shares of Common Stock determined pursuant to this Section 4 (the "**Share Delivery Date**"). In case of conversion under this Section 4 of only a part of the shares of Series D Convertible Preferred Stock represented by a certificate surrendered to the Company, the Company shall issue and deliver a new certificate for the number of shares of Series D Convertible Preferred Stock which have not been converted, upon receipt of the original certificate or certificates representing shares of Series D Convertible Preferred Stock so converted. Until such time as the certificate or certificates representing shares of Series D Convertible Preferred Stock which have been converted are surrendered to the Company and a certificate or certificates representing the Common Stock into which such shares of Series D Convertible Preferred Stock have been converted have been issued and delivered, the certificate or certificates representing the shares of Series D Convertible Preferred Stock which have been converted shall represent the shares of Common Stock into which such shares of Series D Convertible Preferred Stock have been converted. The Company shall pay all documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock issuable upon conversion of the Series D Convertible Preferred Stock. For purposes of this Certificate of Designation, (i) a "**Trading Day**" means (A) a day on which the Common Stock is traded on a Trading Market (as defined below), or (B) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded on the over the counter market, as reported by the OTC Bulletin Board (the "**Bulletin Board**"), or (C) if the Common Stock is not quoted on the Bulletin Board, a day on which prices for the Common Stock are reported on the OTCQB published by OTC Market Group, LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed, quoted or reported as set forth in (A), (B) and (C) hereof, then Trading Day shall mean a business day and (ii) "**Trading Market**" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NASDAQ Global Select Market, the NASDAQ Global Market, The NASDAQ Capital Market, the New York Stock Exchange or the NYSE MKT, LLC.

c. *Buy-In.* If, by the Share Delivery Date, the Company fails for any reason to deliver the shares of Common Stock issuable upon conversion of the Series D Convertible Preferred Stock, as set forth in the Conversion Notice, and after such Share Delivery Date, the converting holder purchases, in an arm's length open market transaction or otherwise, shares of Common Stock (the "**Covering Shares**") in order to make delivery in satisfaction of a sale of Common Stock by the converting holder (the "**Sold Shares**"), which delivery such converting holder anticipated to make using the shares to be issued upon such conversion (a "**Buy-In**"), the converting holder shall have the right to require the Company to pay to the converting holder the Buy-In Adjustment Amount. The Company shall pay the Buy-In Adjustment Amount to the

converting holder in immediately available funds immediately upon demand by the converting holder. For purposes of this Certificate of Designation, the term "**Buy-In Adjustment Amount**" means the amount equal to the excess, if any, of (i) the converting holder's total purchase price (including brokerage commissions, if any) for the Covering Shares associated with a Buy-In, over (ii) the net proceeds (after brokerage commissions, if any) received by the converting holder from the sale of the Sold Shares. By way of illustration and not in limitation of the foregoing, if the converting holder purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In, with respect to shares of Common Stock it sold for net proceeds of $10,000, the Buy-In Adjustment Amount which the Company will be required to pay to the converting holder will be $1,000.

d. *Maximum Conversion.* (i) Notwithstanding anything to the contrary set forth in this Certificate of Designation, at no time may all or a portion of the Series D Convertible Preferred Stock be converted if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by the holder at such time, the number of shares of Common Stock which would result in the holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "**Exchange Act**") and the rules thereunder) more than 4.99% of all of the Common Stock outstanding at such time (the "**4.99% Beneficial Ownership Limitation**"); provided, however, that upon the holder providing the Company with sixty-one (61) days' advance notice (the "**4.99% Waiver Notice**") that the holder would like to waive this Section 4(d)(i) with regard to any or all shares of Common Stock issuable upon conversion of the Series D Convertible Preferred Stock, this Section 4(d)(i) will be of no force or effect with regard to all or a portion of the Series D Convertible Preferred Stock referenced in the 4.99% Waiver Notice.

(ii) Notwithstanding anything to the contrary set forth in this Certificate of Designation, at no time may all or a portion of the Series D Convertible Preferred Stock be converted if the number of shares of Common Stock to be issued pursuant to such conversion, when aggregated with all other shares of Common Stock owned by the holder at such time, would result in the holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock outstanding at such time (the "**9.99% Beneficial Ownership Limitation**" and the lower of the 9.99% Beneficial Ownership Limitation and the 4.99% Beneficial Ownership Limitation then in effect, the "**Maximum Percentage**")).

(iii) By written notice to the Company, a holder of Series D Convertible Preferred Stock may from time to time decrease the Maximum Percentage to any other percentage specified in such notice.

(iv) For purposes of this Section 4(d), in determining the number of outstanding shares of Common Stock, a holder of the Series D Convertible Preferred Stock may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company setting forth the number of shares of Common Stock outstanding. At any time, upon the written request of a holder of Series D Convertible Preferred Stock, the Company shall within three (3) business days confirm in writing to such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Series D Convertible Preferred Stock, by the holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported, which in any event are convertible or exercisable, as the case may be, into shares of the Company's Common Stock within 60 days' of such calculation and which are not subject to a limitation on conversion or exercise analogous to the limitation contained herein. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(d) to correct this Section 4(d)(iv) (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

e. *No Fractional Shares.* No fractional share of Common Stock shall be issued upon the conversion of any share or shares of the Series D Convertible Preferred Stock and the number of shares of Common Stock to

be issued shall be rounded up to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series D Convertible Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

f. *Mandatory Conversion.* At such time (the "**Mandatory Conversion Time**") as the number of outstanding shares of Series D Convertible Preferred Stock is less than two hundred fifty thousand (250,000) (the "**Mandatory Conversion Threshold**"), (i) all outstanding shares of Series D Convertible Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective Conversion Rate and (ii) such shares of Series D Convertible Preferred Stock may be reissued by the Company. All holders of record of shares of Series D Convertible Preferred Stock shall be provided at least twenty (20) days prior written notice of the Mandatory Conversion Time and with notice of the place designated for surrender of certificates representing shares of Series D Convertible Preferred Stock subject to mandatory conversion pursuant to this Section 4(f). Upon receipt of such notice, each holder of the shares of Series D Convertible Preferred Stock shall surrender his, her or its certificate or certificates for all such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Company to indemnify the Company against any claim that may be made against the Company on account of the alleged loss, theft or destruction of such certificate) to the Company at the place designated in such notice. If so required by the Company, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Company, duly executed by the registered holder or by his, her or its attorney duly authorized in writing. All rights of the holders of shares of Series D Convertible Preferred Stock converted pursuant to this Section 4(f), including the rights, if any, to receive notices and vote (other than as a holder of Common Stock), will terminate at the Mandatory Conversion Time (notwithstanding the failure of the holder or holders thereof to surrender the certificates at or prior to such time), except only the rights of the holders thereof, upon surrender of their certificate or certificates (or lost certificate affidavit and agreement) therefor, to receive the items provided for in the next sentence of this Section 4(f). As soon as practicable after the Mandatory Conversion Time and the surrender of the certificate or certificates (or lost certificate affidavit and agreement) for Series D Convertible Preferred Stock, the Company shall issue and deliver to such holder, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof. Such converted shares of Series D Convertible Preferred Stock shall be retired and cancelled and may be reissued as shares of such series, and the Company may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series D Convertible Preferred Stock accordingly. Any Mandatory Conversion for any holder of the Series D Convertible Preferred Stock shall be subject at all times to the provisions of Section 4(c) hereof.

5. Other Provisions.

a. *Reservation of Common Stock.* The Company shall at all times reserve from its authorized Common Stock a sufficient number of shares to provide for conversion of all Series D Convertible Preferred Stock from time to time outstanding.

b. *Record Holders.* The Company and its transfer agent, if any, for the Series D Convertible Preferred Stock may deem and treat the record holder of any shares of Series D Convertible Preferred Stock as reflected on the books and records of the Company as the sole true and lawful owner thereof for all purposes, and neither the Company nor any such transfer agent shall be affected by any notice to the contrary.

c. *Status of Converted or Redeemed Stock.* In the event any shares of Series D Convertible Preferred Stock are converted pursuant to Section 4 hereof, the shares so converted or redeemed shall be canceled and shall be available for issuance by the Company in accordance with the Articles of Incorporation.

d. *Loss, Theft, Destruction of Series D Convertible Preferred Stock Certificates.* Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of certificates representing shares of Series D Convertible Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon

surrender and cancellation of such mutilated certificate(s), the Company shall make, issue and deliver, in lieu of such loss, stolen, destroyed or mutilated certificate(s), new certificate(s) representing shares of Series D Convertible Preferred Stock of like tenor. The Series D Convertible Preferred Stock shall be held and owned upon the express condition that the provisions of this Section 5(d) are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen certificates representing shares of Series D Convertible Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

e. *Severability.* If any right, preference or limitation of the Series D Convertible Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule, law or public policy, all other rights, preferences and limitations set forth herein that can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall nevertheless remain in full force and effect, and no right, preference or limitation herein shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

6. Restriction and Limitations. Except as expressly provided herein or as required by law, so long as any shares of Series D Convertible Preferred Stock remain outstanding, the Company shall not, without the written consent of the holders of at least a majority of the then outstanding shares of the Series D Convertible Preferred Stock, take any action which would adversely and materially affect any of the preferences, limitations or relative rights of the Series D Convertible Preferred Stock.

7. Anti-Dilution Adjustments.

a. *Stock Dividends and Stock Splits.* If the Company, at any time while any share of the Series D Convertible Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to the Series D Convertible Preferred Stock), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Rate shall be adjusted such that holders of outstanding shares of Series D Convertible Preferred Stock shall receive, upon conversion, such number of shares of Common Stock into which such outstanding shares of Series D Convertible Preferred Stock would have been convertible into, immediately prior to such foregoing dividend, distribution, subdivision, combination or reclassification, adjusted to take into account any additional or lessened shares of capital stock of the Company the holder would have been entitled to had the holder converted such shares of Series D Convertible Preferred Stock and been the holder of the underlying shares of Common Stock prior to the dividend, distribution, subdivision, combination or reclassification. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b. *Adjustments for Reclassification, Exchange or Substitution.* If the Common Stock issuable upon conversion of shares of Series D Convertible Preferred Stock at any time or from time to time after the date of this Certificate of Designation shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Section 7(a), or a Fundamental Transaction provided for in Section 7(c)), then, and in each event, an appropriate adjustment to the Conversion Rate shall be made and provisions shall be made (by adjustments of the Conversion Rate or otherwise) so that the holder of outstanding Series D Convertible Preferred Stock shall have the right thereafter to convert any outstanding shares of Series D Convertible Preferred Stock into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of outstanding shares of Series D Convertible Preferred stock of the number of shares of Common Stock into which such outstanding shares of Series D Convertible Preferred Stock might

have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

c. *Fundamental Transaction.* If, at any time while any share of the Series D Convertible Preferred Stock is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another person, (B) the Company effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a **"Fundamental Transaction"**), then, upon any subsequent conversion of the Series D Convertible Preferred Stock, the holders shall have the right to receive, for each share of Common Stock that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of such shares of Common Stock.

d. *Favored Nations Provision.* (i) Other than in connection with Excepted Issuances (as defined below in Section 7(d)(ii)), if at any time while any shares of Series D Convertible Preferred Stock are outstanding, the Company shall issue, without the consent of a majority of the outstanding shares of Series D Convertible Preferred Stock, (a **"Trigger Issuance"**) any shares of Common Stock or securities convertible into or exercisable for shares of Common Stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share (the **"Trigger Issuance Price"**) which shall be less than the Conversion Price (as defined below), then the Conversion Rate shall be adjusted by multiplying the Conversion Rate in effect immediately prior to the Trigger Issuance by a fraction, the numerator of which shall be the Conversion Price and the denominator of which shall be the Trigger Issuance Price. Common Stock issued by the Company for no consideration (other than stock splits or stock dividends under Section 7(a)) or for consideration that cannot be determined at the time the Common Stock is issued will be deemed to have been issued at $0.001 per share. The rights of a holder of outstanding shares of Series D Convertible Preferred Stock set forth in this Section 7(d) are in addition to any other rights the holder of outstanding shares of Series D Convertible Preferred Stock has pursuant to this Certificate of Designation, and any other agreement referred to or entered into in connection herewith or to which the holder of the Series D Convertible Preferred Stock and Company are parties. So long as any shares of Series D Convertible Preferred Stock are outstanding, the Company shall not enter into any variable, floating rate or similar agreement providing for issuance of any equity securities of the Company or convertible into securities of the Company on any basis in which the conversion or strike price thereof is determined on the basis of the market price of the Common Stock of the Company.

(ii) For purposes of this Section 7(d), the term **"Conversion Price"** shall equal $4.00 (subject to adjustment from time to time in a manner consistent with the provisions of Section 7(d)). For purposes of this Section 7(d), the term **"Excepted Issuances"** means any of the following: (A) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity, (B) the Company's issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital, (C) the Company's issuance of Common Stock or the issuances or grants of options to purchase Common Stock to employees, directors, and consultants, pursuant to plans in effect as of the date of this Certificate of Designation that have been approved by a majority vote of the stockholders and a majority of the independent members of the Board of Directors as such plans are constituted on the date of this Certificate of Designation, (D) the Company's issuance of Common Stock pursuant to agreements entered into prior to the date of this Certificate of Designation, as such agreements are in effect and constituted on the date of this Certificate of Designation, without regard to any further amendment, (E) the Company's issuance of Common Stock upon the exercise or exchange of or conversion of any securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Certificate of Designation on the terms then in effect, (F) the Company's issuance of Common Stock or the issuances or grants of options to purchase Common Stock to consultants

and service providers approved by a majority of the independent members of the Board of Directors, and (G) any and all securities required to be assumed by the Company by the terms thereof as a result of any of the foregoing even if issued by a predecessor acquired in connection with a business combination, merger or share exchange.

8. **Equal Treatment of Holders.** No consideration (including any modification of this Certificate of Designation or related transaction document) shall be offered or paid to any person or entity to amend or consent to a waiver or modification of any provision of this Certificate of Designation or related transaction document unless the same consideration is also offered to all of holders of the outstanding shares of Series D Convertible Preferred Stock. For clarification purposes, this provision constitutes a separate right granted to each holder by the Company and negotiated separately by each holder, and is intended for the Company to treat all holders of the Series D Convertible Preferred Stock as a class and shall not in any way be construed as such holders acting in concert or as a group with respect to the purchase, disposition or voting of the Series D Convertible Preferred Stock or otherwise.

RESOLVED FURTHER, that the president or any vice-president, and the secretary or any assistant secretary of the Company be, and thereby hereby are, authorized and directed to prepare and file this Certificate of Designation in accordance with the foregoing resolutions and the applicable provisions of Nevada law.

* * * *

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation on January 11, 2013.

Name: Brad J. Pyatt
Title: Chief Executive Officer and President